Aquila Funds Trust

Aquila Three Peaks High Income Fund

Aquila Three Peaks Opportunity Growth Fund

Supplement dated August 10, 2021

to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information

dated April 26, 2021, as revised as of May 14, 2021

Effective on or before September 30, 2021, Three Peaks Capital Management, LLC will no longer serve as Sub-Adviser to Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (the “Funds” or each a “Fund”).

Aquila Investment Management LLC will remain as each Fund's Investment Adviser. No material changes to either Fund’s investment objectives, principal investment strategies, fees or expenses are currently anticipated in connection with the change.

Effective on or before September 30, 2021, the Funds will be renamed Aquila High Income Fund and Aquila Opportunity Growth Fund, respectively.

Please retain this supplement for future reference.

AQL-AFTPS-0821